Exhibit 10.11

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM
REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE.


                         CONVERTIBLE PROMISSORY NOTE

$200,000                                                          May ____, 2000

FOR VALUE RECEIVED, IVP TECHNOLOGY COPRORATION, a Nevada corporation having an office at 54 Village Centre, Suite 300, Mississauga, Ontario L4Z 1V9 Canada (the "Company"), hereby promises to pay to RAINBOW INVESTMENTS INTERNATIONAL LIMITED (the "Holder"), a British Virgin Islands corporation having an address at c/o Rawlinson & Hunter Ltd., Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands, on May ____, 2001, or earlier upon prepayment of this Note as provided herein, the principal sum of Two Hundred Thousand Dollars ($200,000), together with interest (computed on the basis of a 360-day year of twelve 30-day months and compounded monthly) on the unpaid balance at the rate of ten percent (10%) per annum, from the date hereof until the principal hereof and all interest thereon shall have been paid

        The principal amount of this Note, and all accrued interest thereon, may be prepaid by the Company, without premium or penalty, at any time upon ten (10) days prior written notice to the Holder. Upon any prepayment of this Note, all accrued but unpaid interest on the principal amount shall be paid to the Holder on the date of prepayment. All payments hereunder shall be applied first to interest then to principal. Payments of principal and interest are to be made in lawful money of the United States of America at the address of the Holder as set forth herein.

        All payments of principal and interest shall be made to the Holder in lawful currency of the United States of America to the address set forth above or such other address as to which the Holder shall notify the Company in writing three (3) days prior to the due date hereof or upon any prepayment of this Note as provided herein, or in such other manner or at such other place as Holder of this Note designates in writing.

        Subject to and in compliance with the provisions hereof, the Holder may, on the due date hereof or on any prepayment date hereunder convert all or any portion of the outstanding principal balance of this Note as of such payment or prepayment date, and all or any portion of the interest accrued hereon to such date, into shares of the common stock, $.001 par value, of the Company (the "Common Stock"), at a conversion price equal to eighty percent (80%) of the average closing bid price per share of Common Stock (as reported by the National Quotation Bureau, Inc.) during the ten (10) trading days immediately prior to any such conversion. The holder hereof shall communicate its intention to

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

convert all or any portion of the principal amount of this Note and all or any portion of interest accrued through such conversion date by surrendering this Note, with the Form of Notice of Election to Convert attached hereto duly completed and signed, to the Company at its address for notice set forth elsewhere herein.

        In the event of a conversion by the Holder of all or any portion of the outstanding principal balance of this Note and all or any portion of accrued interest thereon into shares of the Common Stock, the Company will issue and deliver to the Holder, as soon as practical after the Company's receipt of the Notice of Election a certificate evidencing the shares of Common Stock issuable upon any such conversion.

        If the Holder elects to convert less than the entire principal amount of this Note and interest accrued to the date of such conversion, the Company shall issue or cause to be issued and delivered to the Holder, at its expense, a new promissory note evidencing the outstanding amount of principal due hereunder after giving effect to the amount applied to the conversion, which such promissory note shall, except as to the principal amount thereof, be identical to this Note in all respects.

        If the Company shall fail to make a payment of principal or interest when due and such failure shall continue for ten (10) days after notice of such failure; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed, unstayed or unbonded for a period of thirty (30) days or more; or if the Company, by any act or omission shall indicate consent to, approve or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall allow such custodianship, receivership, or trusteeship to continue undischarged, unstayed or unbonded for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of thirty (30) days after notice thereof by the Holder of this Note, then and in any such event, the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall be and become immediately due and payable.

        Anything contained in this Note to the contrary notwithstanding, in the event this Note is placed in default as a result of the Company's inability to pay the amounts due hereunder when due, the Company shall have the right to cure such default during the thirty (30) day period from its receipt of declaration of default.

        All notices and other communications provided for herein shall be sent by registered or certified mail, return receipt requested, or by personal delivery or via a nationally recognized overnight courier to the Holder or the

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

Company, at their respective addresses as set forth herein, or to such other address as to which either party may advise the other by notice given in accordance with this provision. All such notices shall be deemed given upon the earlier of receipt or within five (5) business days of mailing if receipt is refused.

        Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by law; and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this Note. If at any time the interest rate under this Note would, but for the provision of the preceding sentence, exceed the maximum rate permitted by law, then the outstanding principal balance of this Note shall, on demand by the holder of this Note, become and be due and payable.

        All payments under this Note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed.

        The undersigned agrees to pay on demand all expenses of collecting and enforcing this Note, including, without limitation, reasonable expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

        The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto and shall in all respects be governed by, the laws of the State of New York. This Note shall be deemed a contract made under the laws of the State of New York to be fully performed therein, and the validity of this Note and all rights an liabilities hereunder shall be determined under the laws of said State without reference to the conflicts of laws provisions thereof. For purposes of any proceeding involving this Note or any of the obligations of the undersigned, the undersigned hereby submits to the non-exclusive jurisdiction of the courts of the State of New York and of the United States having jurisdiction in the County of New York, State of New York, and agrees not to raise and waives any objection to or defense based upon the venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this Note or with respect to any of its obligations in any other court unless such courts of the State of New York and of the United States determine that they do not have jurisdiction in the matter.

        In the event that this Note is placed in the hands of an attorney for collection, or in the event that any action be instituted on this Note, or any action is taken with respect to a default hereunder, the Holder hereof shall be entitled to the payment by the Company of all expenses in connection therewith, including, without limitation, reasonable attorney fees.

        This Note may be amended only by a written instrument executed by the Company and the Holder.

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        IN  WITNESS  WHEREOF,   IVP  TECHNOLOGY   CORPORATION  has  caused  this
Promissory Note to be executed in its corporate name by its President, thereunto duly authorized.

Dated:   May _____, 2000


                                            IVP TECHNOLOGY CORPORATION


                                            By:_________________________________
                                                 John Maxwell, President




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